UNITED STATES
			SECURITIES AND EXCHANGE COMMISSION
				Washington, D.C. 20549

				   FORM 8-K AMENDED

				CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): date  November 6, 2009


				THE EVEREST FUND, L.P.
		(Exact name of registrant as specified in its charter)

                 Iowa 			0-17555 	    42-1318186
      (State or other jurisdiction
      of incorporation) 	(Commission file number) (IRS Employer
      							Identification No.)


			1100 North 4th Street
				Suite 143
			Fairfield, Iowa 52556
		(Address of principal executive offices)

Registrant's telephone number, including area code: (641) 472-5500

	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)


      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Date:  November 6, 2009


National Futures Association
Compliance Department
300 South Riverside Plaza, #1800
Chicago, IL   60606

Commodity Futures Trading Commission
Three Lafayette Centre
1155 21st Street, N.W.
Washington, DC   20581

RE:  Replacement of Accountant
        The Everest Fund, L.P. (NFA ID# P001601)


Please be notified that on November 3, 2009 The Everest Fund, L.P.
has dismissed its independent registered accounting firm, McGladrey
& Pullen, LLP. On November 7, 2009 they were replaced with
Donahue Associates, LLC, 27 Beach Road- C05A Monmouth Beach, NJ 07750.

McGladrey & Pullen LLP was the Company's auditor for years 2007 and 2008.

The decision to change accountants was recommended and approved by the board of directors.

During two most recent years and subsequent interim period before McGladrey and Pullen, LLP were dismissed there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures or compliance with the applicable rules of the Commission.

There were no reportable events under 304(a)(1)(v) of Regulation SK.

McGladrey & Pullen, LLP's reports on The Everest Fund, L.P.'s financial statements for fiscal years 2007 and 2008, did not contain any adverse opinion, disclaimer of opinion or qualification.


We provided McGladrey & Pullen, LLP with a copy of this Form 8-K Amended prior to its filing with the Securities and Exchange Commission and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agreed with the statements made in this Form
8-K amended and, if not, stating the aspects with which they do not agree. A copy of the letter provided by McGladrey & Pullen LLP is attached to this Form 8-K amended as Exhibit A.


Neither Everest Fund, L.P. nor anyone on our behalf consulted
Donahue Associates, LLC on any matter relating to the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements.


There has not been any consulting with the new auditors up through the date of engagement.



Exhibit A

Re: 	Change of Accountants
	The Everest Fund, L.P. (NFA ID# P001601)



November 6, 2009

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read The Everest Fund, L.P.'s statements included under Item
4.01 of its Form 8-K filed on November 6, 2009 and we agree with such statements concerning our firm.


Sincerely,



McGladrey & Pullen, LLP





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       November 12, 2009


      THE EVEREST FUND, L.P.

      By: Everest Asset Management, Inc.,
      General Partner

      By: /s/ Peter Lamoureux


        Peter Lamoureux
        President, Secretary, Treasurer and Director